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                                                                    Exhibit 3.19

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
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W. Fox McKeithen                          ARTICLES OF ORGANIZATION
Secretary of State                              (R.S. 12:1301)
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  [GRAPHIC]          Domestic Limited Liability Company   Return to: Commercial Division
                         Enclose $60.00 filing fee                   P.O. Box 94215
                        Make remittance payable to                   Baton Rouge, LA 70804-9125
                            Secretary of State                       Phone (225) 925-4704
                                                                     Web Site: www.sec.state.la.us
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STATE OF Ohio                             Check one: (X) Business ( ) Non Profit

PARISH/COUNTY OF Cuyahoga

1.   The name of this limited liability company is: Jalou - Cash's L.L.C.

2.   This company is formed for the purpose of: (check one)

(X) Engaging in any lawful activity for which limited liability companies may be formed.

( )
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                           (use for limiting activity)

3.   The duration of this limited liability company is: (may be perpetual)
     Perpetual

4.   Other provisions:
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                                 Signatures:


                                 /s/ Stanley R. Gorom III
                                 -----------------------------------------------
                                 Stanley R. Gorom III, Authorized Representative

                                 -----------------------------------------------

                                 -----------------------------------------------

Sworn to and subscribed before me, the undersigned Notary Public, on this date:
1/25/01


   [GRAPHIC]                     /s/ Illegible
 My commission                   -----------------------------------------------
expires 3/22/01                                   Notary
 Recorded in
  Lake County
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 W. Fox McKeithen
Secretary of State           LIMITED LIABILITY COMPANY INITIAL REPORT
    [GRAPHIC]                           (R.S. 12:1305 (E))
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1.   The name of this limited liability company is: Jalou - Cash's L.L.C.

2. The location and municipal address, not a post office box only, of this limited liability company's registered office:

     8550 United Plaza Boulevard, Baton Rouge, LA 70809

3. The full name and municipal address, not a post office box only, of each of this limited liability company's registered agent(s) is/are:

     CT CORPORATION SYSTEM, 8550 United Plaza Boulevard, Baton Rouge, LA 70809

4. The names and municipal addresses, not a post office box only, of the first managers, or the members:

     Ian Stewart, Manager

     10515 Colonial Downs Pkwy., New Kent, VA 23124

                                To be signed by each person who signed the articles of organization;


                                /s/ Stanley R. Gorom
                                ------------------------------------------------
                                Stanley R. Gorom III, Authorized Representative:

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                                ------------------------------------------------

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               AGENT'S AFFIDAVIT AND ACKNOWLEDGEMENT OF ACCEPTANCE

I hereby acknowledge and accept the appointment of registered agent for and on behalf of the above named limited liability company.

                                Registered agent(s) signature(s):
                                 C T CORPORATION SYSTEM


                                /s/ Illegible
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                                ------------------------------------------------

Sworn to and subscribed before me, the undersigned Notary Public, on this date:
January 26, 2001


                                /s/ Illegible
                                ------------------------------------------------
                                    Notary
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